UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

T1 Energy Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

T1 Energy Inc.
1211 E 4th St.
Austin, Texas 78702

October 24, 2025

Dear Stockholder,

You are cordially invited to attend T1 Energy Inc.’s virtually hosted Special Meeting of Stockholders (the “Special Meeting”) on December 3, 2025, at 12:00 p.m. Eastern Time, online at www.virtualshareholdermeeting.com/TE2025SM.

The matters to be acted on at the Special Meeting are described in the enclosed notice and proxy statement.

Even if you plan to attend the Special Meeting, we encourage you to vote your shares in advance using one of the methods described in this proxy statement to ensure that your vote will be represented at the Special Meeting. To attend, vote, and submit questions at the Special Meeting, please log in to www.proxyvote.com using the control number on your proxy card or voting instruction form. You may revoke your proxy and reclaim your right to vote at any time prior to its use at the Special Meeting. The proxy statement includes information on what you will need to do to attend the virtual Special Meeting.

We look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Daniel Barcelo
Daniel Barcelo
Chief Executive Officer and Chairman of the Board of Directors

T1 Energy Inc.
1211 E 4th St.
Austin, Texas 78702

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2025

You are cordially invited to attend T1 Energy Inc.’s (the “Company”) virtually hosted Special Meeting of Stockholders (the “Special Meeting”) on December 3, 2025, at 12:00 p.m. Eastern Time, online at www.virtualshareholdermeeting.com/TE2025SM.

At the Special Meeting, stockholders will be invited to consider and vote upon the following matters:

1.	The issuance of 17,918,460 shares of Common Stock of the Company, par value $0.01 (“Common Stock”), issuable pursuant to the conversion of the Convertible Note Instrument (as defined herein);

2.	To approve an amendment to our Certificate of Incorporation, as amended and restated on February 19, 2025 (“Certificate of Incorporation”) that will establish limits on the foreign ownership of our capital stock to facilitate our compliance with applicable U.S. tax laws;

3.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 355,000,000 shares to 500,000,000 shares;

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Special Meeting of Stockholders.

The board of directors has fixed the close of business on October 21, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. A list of stockholders entitled to vote at the Special Meeting will be available for examination during ordinary business hours for 10 calendar days prior to the Special Meeting at our principal executive office at 1211 E 4th Street, Austin, Texas 78702. Your vote is very important to the Company and all proxies are being solicited by the board of directors. Therefore, whether or not you plan on attending the Special Meeting, we encourage you to submit your proxy as soon as possible by (i) accessing the internet site www.proxyvote.com or by scanning the QR barcode in the proxy materials provided to you or (ii) signing, dating and returning a proxy card or instruction form provided to you. Internet voting will be available 24 hours a day, up until 11:59 p.m., Eastern Time on December 2, 2025.

By Order of the Board of Directors,

/s/ Michael Holland
Michael Holland
Corporate Secretary

October 24, 2025
Austin, Texas

i

T1 Energy Inc.
1211 E 4th St.
Austin, Texas 78702

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND PROXY MATERIALS

General

This proxy statement is furnished to stockholders of T1 Energy Inc., a Delaware corporation (the “Company”, “T1 Energy” or “T1”), in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on December 3, 2025, at 12:00 p.m. Eastern Time, online at www.virtualshareholdermeeting.com/TE2025SM. This solicitation of proxies is made on behalf of the Company’s board of directors (the “Company Board”).

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to be Held on December 3, 2025

This proxy statement is available free of charge by visiting www.proxyvote.com.

Special Meeting Proposals

You will be asked to vote on the following proposals at the Special Meeting:

1.	The issuance of 17,918,460 shares of Common Stock of the Company, par value $0.01 (“Common Stock”), issuable pursuant to the conversion of the Convertible Note Instrument (as defined herein) (“Second Conversion Shares”);

2.	To approve an amendment to our Certificate of Incorporation, as amended and restated on February 19, 2025 (“Certificate of Incorporation”) that will establish limits on the foreign ownership of our capital stock to facilitate our compliance with applicable U.S. tax laws;

3.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 355,000,000 shares to 500,000,000 shares;

Who Can Vote

At the close of business on October 21, 2025 (the “Record Date”), there were shares of our Common Stock, outstanding. Each share of our Common Stock outstanding on the Record Date is entitled to one vote on each of the three proposals. Your shares of Common Stock may be voted at the Special Meeting, or any adjournment or postponement thereof, only if your shares are represented by a valid proxy or you attend the Special Meeting virtually in person online at www.virtualshareholdermeeting.com/TE2025SM.

Voting by Stockholders of Record

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy via the internet or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the Special Meeting may vote during the Special Meeting by visiting www.virtualshareholdermeeting.com/TE2025SM, entering the applicable control number, and following the instructions on the Special Meeting website.

Voting by Beneficial Owners (Holders in “Street Name”)

If your shares are held in a stock brokerage account or by a bank, trust or other nominee (each, a “broker”), then you are not considered the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the broker that holds your shares. If you do not provide specific voting instructions to the nominee that holds your shares, such nominee will have the authority to vote your shares only with respect to the proposal to increase the number of authorized shares of Common Stock of the Company from 355,000,000 shares to 500,000,000 shares (such proposal is considered a “routine” matter under New York Stock Exchange (“NYSE”) rules), and your shares will not be voted and will be considered “broker non-votes” with respect to the proposals to approve the issuance of the Second Conversion Shares and to approve an amendment to the Certificate of Incorporation to establish limits on foreign ownership of our capital stock (such proposals are considered “non-routine” matters under NYSE rules). To vote during the Special Meeting, you must obtain a legal proxy from the broker that holds your shares (see “Voting at the Special Meeting”).

Quorum

A quorum is required in order to hold and conduct business at the Special Meeting. The holders of at least a majority of the Common Stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date present in person or represented by proxy shall constitute a quorum.

If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker submits a proxy covering your shares. Your broker is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker on how to vote on those matters. Please see below under “— Broker Non-Votes.”

Deadline for Submitting Your Proxy on the Internet

Internet voting will close at 11:59 p.m., Eastern Time, on December 2, 2025. Stockholders who submit a proxy by internet need not return a proxy card or the voting instruction form forwarded by your broker by mail. YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance, even if you plan to attend the Special Meeting.

Voting at the Special Meeting

If you plan to attend the Special Meeting, you may vote during the virtual meeting. Please note that if your shares are held in “street name” and you wish to vote during the meeting, you must obtain a proxy issued in your name from your broker, bank or other street name holder. Even if you intend to attend the Special Meeting, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the Special Meeting. Please see the important instructions and requirements below under “— Attendance at the Special Meeting.”

Changing Your Vote

As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Special Meeting. Stockholders of record may revoke a proxy prior to the Special Meeting by (i) delivering a written notice of revocation to the attention of the Corporate Secretary, T1 Energy Inc., at our principal executive office at 1211 E 4th St., Austin, Texas 78702, (ii) duly submitting a later-dated proxy over the internet, by mail, or (iii) attending the Special Meeting and voting during the virtual meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, you may change your voting instructions by following the instructions of your broker.

If You Receive More Than One Proxy Card

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by internet, submit one proxy for each proxy card you receive.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted as follows:

●	FOR the issuance of the Second Conversion Shares;

●	FOR the amendment of our Certificate of Incorporation to establish limits on the foreign ownership of our capital stock to facilitate our compliance with applicable U.S. tax laws; and

●	FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 355,000,000 shares to 500,000,000 shares.

In addition, the proxy holders named in the proxy are authorized to vote at their discretion on any other matters that may properly come before the Special Meeting and at any postponement or adjournment thereof. The Company Board knows of no other items of business that will be presented for consideration at the Special Meeting other than those described in this proxy statement.

Broker Non-Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Shares that constitute broker non-votes will be counted as present at the Special Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the amendment to our Certificate of Incorporation. Brokers do not have discretionary authority, however, to vote on the issuance of the Second Conversion Shares.

Votes Required

The following table summarizes the voting requirements or abstentions on each of the proposals to be voted on at the Special Meeting:

	Proposals	Required Vote	Effect of Broker Non-Votes	Effect of Abstentions
1.	Issuance of the Second Conversion Shares	Affirmative vote (i.e., “FOR” votes) of the holders of a majority of the total number of votes of the Company’s capital stock present at the Special Meeting in person or represented by proxy and entitled to vote on such question, voting as a single class.	None	Against

2.	Amendment to the Certificate of Incorporation to establish limits on the foreign ownership of our capital stock	Affirmative vote (i.e., “FOR” votes) of the holders of a two-thirds (2/3) majority of the total number of votes of the Company’s capital stock present at the Special Meeting in person or represented by proxy and entitled to vote on such question, voting as a single class.	None	Against

3.	Amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company	Affirmative vote (i.e., “FOR” votes) of the holders of a majority of the total number of votes of the Company’s capital stock present at the Special Meeting in person or represented by proxy and entitled to vote on such question, voting as a single class.	None	Against

Inspector of Election

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation of Proxies

We will bear the cost of soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services. We also have engaged Okapi Partners LLC to assist us in solicitating proxies. We have agreed to pay Okapi Partners LLC a fee of $15,000 plus reimbursement of reasonable out-of-pocket expenses and associated disbursements.

Householding

Pursuant to the rules of the U.S Securities and Exchange Commission (the “SEC ”), T1 Energy and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of T1 Energy’s proxy statement. Upon written or oral request, T1 Energy will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may request that T1 Energy deliver single copies of such documents in the future. Stockholders may notify T1 Energy of their requests by calling or writing to T1 Energy at 1211 E 4th St., Austin, Texas 78702, Attention: Investor Relations, (+1) 409 599-5706.

Attendance at the Special Meeting

We are pleased to welcome stockholders to our Special Meeting, which will be held in a virtual format only. You may attend the Special Meeting, as well as vote and submit questions during the Special Meeting, by visiting www.virtualshareholdermeeting.com/TE2025SM and logging in with the 16-digit control number found in the proxy card or voting instruction form. If you are a beneficial owner of shares, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.

Online access to the webcast will open at approximately 15 minutes before the meeting begins to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/TE2025SM.

PROPOSAL 1 — CONVERTIBLE NOTE SHARE ISSUANCE

Overview

On December 23, 2024, the Company completed the transactions contemplated under a transaction agreement (the “Transaction Agreement”) entered into with Trina Solar (Schweiz) AG, an entity organized under the laws of Switzerland (the “Seller”) on November 6, 2024 for the acquisition of all legal and beneficial ownership in the shares of capital stock of Trina G1 Dallas Holding Inc., a Delaware corporation (f/k/a Trina Solar (U.S.) Holding Inc.), which owns, directly or indirectly, all legal and beneficial ownership in the shares of capital stock of, or other ownership, membership or equity interest in (a) T1 G1 Dallas Midco Inc., a Delaware corporation (f/k/a Trina Solar US Manufacturing Holding Inc), (b) T1 G1 Dallas Associated Entity LLC, a Texas limited liability company (f/k/a Trina Solar US Manufacturing Module Associated Entity 1, LLC), (c) T1 G1 Dallas Solar Module (Trina) LLC, a Texas limited liability company (f/k/a Trina Solar US Manufacturing Module 1, LLC), and (d) Trina Solar US Manufacturing Cell 1, LLC, an Oklahoma limited liability company (and such acquisition, the “Purchase”).

At the closing of the Purchase (“Closing”), as part of the consideration for the Purchase, the Company issued to the Seller (i) (a) 15,437,847 shares of Common Stock (the “Share Consideration”) and (b) an $80.0 million seven percent (7%) unsecured convertible note due in five (5) years (the “Convertible Note Instrument” or “Convertible Note”), which is convertible in up to two conversions into 30,440,113 shares of Common Stock, in aggregate (the “Conversion Shares”). On September 5, 2025, as part of the partial conversion of the Convertible Note Instrument, the Company issued 12,521,653 shares of Common Stock underlying the Convertible Note Instrument to the Seller (the “First Conversion”). Subject to obtaining the requisite stockholder approval sought herein, within five (5) business days of obtaining such approval, the remaining balance of the Convertible Note Instrument note shall convert into 17,918,460 additional shares of the Company’s Common Stock.

Reasons for Seeking Stockholder Approval

Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into or exercisable for common stock, in certain circumstances, including if the number of shares of common stock to be issued is, or will upon issuance be, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.

The Second Conversion Shares combined with the 12,521,653 shares previously converted in the First Conversion and the Share Consideration (a total of 27,959,500 shares of Common Stock), equal about 27.2% of the 168,701,196 shares of Common Stock outstanding as of October 21, 2025.

Stockholder approval of the Convertible Note Instrument share issuance will constitute stockholder approval for purposes of Section 312.03 of the NYSE Listed Company Manual of the potential issuance of the Second Conversion Shares.

Rights

Registration Rights

Pursuant to the Registration Rights Agreement entered into between the Company and the Seller on December 23, 2024, the Company granted the Seller certain registration rights on Form S-3 or other forms of registration statements, including Form S-1, as available, with respect to the shares of Common Stock issued to the Seller pursuant to the Transaction Agreement and the Convertible Note Instrument.

A Form S-3 to register the 30,440,113 shares of Common Stock underlying the Convertible Note Instrument was filed on April 9, 2025 and declared effective by the SEC on September 26, 2025. Amendments to the Form S-3 filed on April 9, 2025, to update the facing page, last reported closing price of the Company’s Common Stock and publicly traded warrants on the New York Stock Exchange, table of contents of the prospectus, the exhibits and sections of the prospectus relating to “Frequently Used Terms,” “Description of Capital Stock,” “Summary of the Prospectus” and “Plan of Distribution for Securities Offered by Selling Securityholders” were filed on June 5, 2025, September 3, 2025, September 19, 2025 and September 23, 2025. Any updates regarding this filing can be found on the SEC website at www.SEC.gov.

Governance Rights

At Closing, the Company and the Seller entered into a cooperation agreement (the “Cooperation Agreement”). Pursuant to such agreement, among other things, (i) for so long as the Seller holds 15.4 million shares of the Company’s Common Stock, it will be entitled to designate for nomination one (1) director to the Company Board and (ii) for as long as the Seller holds fifteen percent (15%) or more of the Company’s Common Stock, it will be entitled to designate for nomination two (2) directors to the Company Board. For so long as there is at least one (1) director designated by the Seller on the Company Board and at least one (1) such director is an independent director in accordance with the applicable law and stock exchange listing rules and determined by the Company Board, the Company Board will appoint a director designated by the Seller to each of (i) the nominating and corporate governance committee and (ii) the compensation committee.

Pursuant to the Cooperation Agreement, Seller nominated Mingxing Lin as a director to the Company Board and the Company Board approved his appointment effective at Closing of the Purchase.

Consequences for Failing to Obtain Stockholder Approval

Should the Company Board fail to obtain stockholder approval, the Interest Rate (as defined herein) shall increase by an additional 3% per annum (1) on the date falling six (6) months after the Closing and (2) on the first day of each subsequent 60-day period until the second conversion date (“Second Conversion Date”) or the repayment date (“Repayment Date”). Interest shall be computed on the basis of a 360-day year and twelve 30-day months and the interest accrued in each 60-day period shall be payable in cash on the date of each subsequent Interest Rate increase.

The second conversion is also subject to stockholder approval sought herein. Interest shall accrue quarterly at seven percent (7%) per annum commencing on the issuance date, subject to certain adjustments (the “Interest Rate”); however, the Convertible Note Instrument shall never convert to more than approximately 30.4 million shares of Common Stock. If we fail to receive the stockholder approval and therefore the second conversion does not occur, the note shall be redeemed and repaid by the Company with a newly issued unsecured senior note (the “Replacement Note”) substantially on the same terms as the secondary note instrument under the Transaction Agreement (the “Repayment”) within twelve (12) months of the Closing. The Replacement Note will have an aggregate principal amount equal to the amount of principal and accrued but unpaid interest under the note at the time of the Repayment. The interest rate will increase by an additional 3% per annum (1) on the date falling six (6) months after Closing and (2) on the first day of each subsequent 60-day period until the Second Conversion Date or Repayment Date.

Interests of Certain Persons

When you consider the Company Board’s recommendation to vote in favor of this Convertible Note share issuance proposal, you should be aware that certain of our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders.

Following the Closing and the First Conversion where the Company issued 12,521,653 shares, Seller is a significant shareholder, holding 27,959,500 shares of Common Stock, representing 16.6% of the outstanding shares as of October 21, 2025. Pursuant to the Cooperation Agreement, Seller nominated Mingxing Lin as a director to the Company Board and the Company Board approved his appointment effective at Closing of the Purchase. The terms of the Transaction Agreement and the transactions contemplated thereby, including issuance of the convertible note, were approved by the Company Board prior to Mr. Lin becoming a member of the Company Board.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the Convertible Note share issuance, the issuance of such Common Stock will have a dilutive effect on current stockholders other than the noteholder, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

Required Vote

Approval of this Proposal 1 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the total number of votes of the Company’s capital stock present at the Special Meeting in person or represented by proxy and entitled to vote on such question, voting as a single class. Abstentions, if any, will be considered a vote against this proposal.

THE COMPANY BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ISSUANCE OF THE SECOND CONVERSION SHARES.

PROPOSAL 2 — AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO establish limits on the foreign ownership of our capital stock

Overview

On July 4, 2025, the One Big Beautiful Bill Act (the “OBBBA”) was enacted, introducing material changes to clean energy tax credit programs that are significant to our business and may impact our financial condition, results of operations and future prospects. Among other things, the new law eliminates the availability of tax credits for taxpayers that source a particular percentage of their products and components from, or have certain commercial arrangements with, foreign entities of concern (“FEOC”). In particular, the FEOC rules are designed to deny clean energy tax incentives to clean energy projects that use equipment beyond statutory guidelines from “prohibited foreign entities”, making projects owned or controlled by or that receive “material assistance” from, a prohibited foreign entity ineligible for certain tax credits. The FEOC rules also deny these incentives to taxpayers that rely beyond certain thresholds on equity or debt from prohibited foreign entities or that make payments to prohibited foreign entity counterparties under contracts or licensing agreements that give such counterparties “effective control” over an eligible project.

Starting in 2026, no tax credit is allowed if a taxpayer is a prohibited foreign entity, which includes both specified foreign entities and foreign-influenced entities. A specified foreign entity includes a foreign-controlled entity, such as a government, individual, business, or entity (including subsidiaries) under the control of China, Russia, North Korea, or Iran, including any citizens of those countries or an entity controlled by another entity where more than 50% of the stock, 50% of the profit or capital interests, or 50% of the beneficial interest lies with a government, individual, or business of China, Russia, North Korea, or Iran. As defined in the OBBBA, a foreign-influenced entity is an entity over which a specified-foreign entity exercise influence, meeting, among others, the following criteria: (i) a single specified foreign entity that has 25% ownership over the entity and (ii) a specified foreign entity that owns, in the aggregate, alongside other specified foreign entities, at least 40% of the entity.

The Company Board considers it to be advisable and in the best interests of the Company and its stockholders to amend the Certificate of Incorporation to establish certain limits on the ownership and control of the Company by specified foreign entities to prevent the Company from becoming a foreign-influenced entity (the “Foreign Ownership Limitation”). The Company Board has also recommended that the proposed Certificate of Amendment for the Foreign Ownership Limitation be presented to the Company’s stockholders for approval.

Reasons for Seeking Stockholder Approval

Section 242(b)(2) of the Delaware General Corporation Law provides that, unless the certificate of incorporation provides otherwise, the holders of the outstanding shares of a class of capital stock shall be entitled to vote as a class upon any proposed amendment to the certificate of incorporation that would, among other things, alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. The implementation of the Foreign Ownership Limitation restricts certain of our existing stockholders’ ability to increase their ownership interests in our shares of additional Common Stock. The Foreign Ownership Limitation is independent of any other matters or proposals herein.

The Company Board believes that the benefits of providing the Company with the ability to take advantage of clean energy tax credit programs, which are significant to our business and may impact our financial condition, results of operations and future prospects, outweigh the possible disadvantages of restricting such increases in foreign ownership and that it is prudent and in the best interests of stockholders to continue to benefit from such clean energy tax credit programs and that implementation of the Foreign Ownership Limitation will prevent revocation of such tax credits.

Effect of Proposed Foreign Ownership Limit

If the Foreign Ownership Limitation is approved by our stockholders, our Certificate of Incorporation will include a new Article 5 and other corresponding changes that will establish certain limits on the ownership and control of the Company by specified foreign entities to prevent the Company from becoming a foreign-influenced entity.

Any shares of Common Stock or Preferred Stock that are acquired by a shareholder above the Foreign Ownership Limit shall not be accorded any rights of shareholders of the Company, including, without limitation, any voting rights or rights to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any.

Procedure for Effecting the Foreign Ownership Limitation

The Company shall be authorized to effect any and all measures and to make any and all determinations reasonably necessary or desirable (consistent with applicable laws, the Certificate of Incorporation and the Company’s Amended and Restated Bylaws) to, without limitation: (a) require the owner(s) of shares of the Company’s Common Stock or Preferred Stock to confirm and/or provide evidence that he, she or it is not a specified foreign entity and suspend voting, dividend and other distribution rights with respect to any shares held by such owner(s) until such confirmation and/or evidence is received; (b) maintain the share transfer records of the Company in such a manner so that the percentage of any class of shares of the Company’s Common Stock or Preferred Stock that is owned by specified foreign entities can be determined and confirmed; and (c) obtain, as a condition precedent to the transfer on the records of the Company, representations, citizenship certificates and/or other evidence as to the identity and citizenship status from all transferees (and from any recipient upon original issuance) of any shares and, if such transferee (or recipient) is acting as a fiduciary or nominee for another owner, such other owner, and the registration of transfer (or original issuance) shall be denied upon refusal of such transferee (or recipient) to make such representations and/or furnish such citizenship certificates or other evidence.

Required Vote

Approval of this Proposal 2 requires the affirmative vote (i.e., “FOR” votes) of the holders of a two-thirds (2/3) majority of the total number of votes of the Company’s capital stock present at the Special Meeting in person or represented by proxy and entitled to vote on such question, voting as a single class. Abstentions, if any, will be considered a vote against this proposal.

THE COMPANY BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ESTABLISH LIMITS ON THE FOREIGN OWNERSHIP OF OUR CAPITAL STOCK.

PROPOSAL 3 — AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO increase the number of THE authorized shares OF COMMON STOCK

Overview

The Company’s Certificate of Incorporation currently authorize the issuance of 355,000,000 shares of Common Stock and 10,000,000 shares of the Company’s preferred stock (the “Preferred Stock”). On October 21, 2025, the Company had 168,701,196 shares of Common Stock issued and outstanding. As of June 30, 2025, the Company has 5,000,000 shares of Preferred Stock issued and outstanding.

The Company Board has unanimously approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to effect an increase the number of authorized shares of Common Stock from 355,000,000 to 500,000,000 (the “Authorized Share Increase”). The Company Board has not approved an increase in the shares of Preferred Stock. The additional shares of Common Stock authorized by the Authorized Share Increase, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized. A copy of the Certificate of Amendment for the Authorized Share Increase to the Certificate of Incorporation is attached hereto as Annex A.

The Company Board has recommended that the proposed Certificate of Amendment for the Authorized Share Increase be presented to the Company’s stockholders for approval.

Reasons for Seeking Stockholder Approval

On October 21, 2025, 168,701,196 shares of our Common Stock were outstanding, out of the 355,000,000 authorized in our Certificate of Incorporation. The Authorized Share Increase is independent of any other matters or proposals herein and the additional shares of Common Stock authorized by such increase can be issued at the discretion of the Company Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business, including in connection with the issuance and exercise of warrants, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. Except to the extent required by applicable law or regulation, any future issuances of authorized shares of Common Stock may be approved by the Company Board without further action by the stockholders. The availability of additional shares of Common Stock would be particularly important in the event that the Company Board needs to undertake any of the foregoing actions on an expedited basis in order to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock, where such approval might not otherwise be required.

Although the Company Board will issue Common Stock only when required or when the Company Board considers such issuance to be in the Company’s best interests, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our existing stockholders.

Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders. While it may be deemed to have potential anti-takeover effects, the proposed Authorized Share Increase is not prompted by any specific effort or takeover threat currently perceived by management. In addition, we do not have any plans to implement additional measures having anti-takeover effects. The Company Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Company Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Authorized Share Increase.

Procedure for Effecting the Authorized Share Increase

When and if the Company Board decides to implement the Authorized Share Increase, the Company will promptly file the Certificate of Amendment with the Secretary of State of the State of Delaware to amend its existing Certificate of Incorporation. The Authorized Share Increase will become effective on the date of filing the Certificate of Amendment. The text of the Certificate of Amendment is set forth in Annex A to this proxy statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Company Board deems necessary and advisable to effect the Authorized Share Increase.

The description of the Certificate of Amendment set forth above is qualified in its entirety by reference to the text of the Certificate of Amendment, which is attached as Annex A to this Proxy Statement.

Required Vote

Approval of this Proposal 3 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the total number of votes of the Company’s capital stock present at the Special Meeting in person or represented by proxy and entitled to vote on such question, voting as a single class. Abstentions, if any, will be considered a vote against this proposal.

THE COMPANY BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

Beneficial Ownership of Securities

The following table sets forth information regarding beneficial ownership of our Common Stock as of October 21, 2025 by:

●	Each of T1 Energy’s named executive officers and directors;

●	All of T1 Energy’s executive officers and directors as a group; and

●	Each person known by T1 Energy to be the beneficial owner of more than 5% of the shares of our Common Stock.

The beneficial ownership percentages set forth in the table below are based on 168,701,196 shares of Common Stock issued and outstanding as of October 21, 2025. We have deemed warrants, which are exercisable into shares of Common Stock, restricted stock units (RSUs) which are vested and not settled, and options that are currently exercisable or exercisable within 60 days to be outstanding and to be beneficially owned by the person holding the warrant, RSU, or option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares
Directors and Named Executive Officers:
Daniel Barcelo(1)	1,166,665	*
W. Richard Anderson(2)	517,000	*
Todd Jason Kantor(3)	13,818,733	8.2%
Mingxing Lin	—	*
David Manners(4)	110,379	*
Peter Matrai(5)	2,406,413	1.4%
Tore Ivar Slettemoen(6)	4,105,457	2.4%
Daniel Artemus Steingart(7)	33,333	*
Jessica Wirth Strine	—	*
Joseph Evan Calio(8)	1,180,462	*
Einar GS Kilde(9)	322,753	*
Tom Einar Jensen(10)	2,801,232	1.7%
Birger Steen	—	*
Oscar K. Brown	—	*

All Directors and Executive Officers as a group (fourteen (14) persons)(11)	26,462,397	15.7%

5% Holders:
Trina Solar (Schweiz) AG(12)(16)	27,959,500	16.6%
Alussa Energy Sponsor LLC(13)(16)	11,151,357	6.6%
Certain entities affiliated with Encompass Capital Advisors(14)(16)	13,818,733	8.2%
Morgan Stanley(15)(16)	11,554,754	6.8%

*	Represents beneficial ownership of less than 1%.

(1)	Includes 475,000 shares of Common Stock, 224,999 warrants, which are exercisable into an equal number of shares of Common Stock, and 133,333 shares of Common Stock subject to stock options which are vested and exercisable within 60 days of October 21, 2025 and 333,333 RSUs that are vested and not settled as of October 21, 2025.
(2)	Includes 517,000 warrants which are exercisable into an equal number of shares of Common Stock.
(3)	Consists of 13,463,268 shares of Common Stock and 355,465 shares of Common Stock subject to exercisable warrants held by Encompass Capital Advisors LLC, as described in footnote 14 to this table. Todd Kantor, as the managing member of Encompass Capital Advisors LLC, may be deemed to beneficially own the securities beneficially owned by Encompass Capital Advisors LLC. Mr. Kantor disclaims beneficial ownership of the foregoing except to the extent of his pecuniary interest therein. The shares beneficially owned by Encompass Capital Advisors LLC and affiliates are counted only once for purposes of the total shares held by such persons.
(4)	Includes 60,379 shares of Common Stock, 50,000 shares of Common Stock subject to warrants.
(5)	Includes 1,573,912 shares of Common Stock, 100,000 shares of Common Stock subject to warrants and 183,333 shares of Common Stock subject to stock options which are vested and exercisable within 60 days of October 21, 2025. Also includes 549,168 shares of Common Stock held by EDGE Global. Mr. Matrai and Mr. Jensen are co-owners of EDGE Global LLC (“EDGE Global”). Mr. Matrai disclaims beneficial ownership of the shares held by EDGE Global except to the extent of his pecuniary interest therein. The business address of EDGE Global is 210 Locust Street, Philadelphia, PA 19106.
(6)	Consists of 5,080,446 shares of Common Stock held in the aggregate by Teknovekst Invest AS through its subsidiary Teknovekst Ltd. Tore Ivar Slettemoen is the sole owner of Teknovekst AS, and has the power to direct the vote and disposition of securities held by Teknovest Invest AS. The shares beneficially owned by Teknovekst Invest AS and affiliates are counted only once for purposes of the total shares held by such persons.
(7)	Includes 33,333 shares of Common Stock subject to stock options which are vested and exercisable within 60 days of October 21, 2025.
(8)	Includes 680,462 shares of Common Stock and 500,000 RSUs which are vested not settled as of October 21, 2025.
(9)	Includes 50,000 shares of Common Stock subject to warrants, and 272,753 shares of Common Stock subject to stock options which are vested and exercisable within 60 days of October 21, 2025.
(10)	Includes 1,090,953 shares of Common Stock, 1,161,111 shares of Common Stock subject to stock options which are vested and exercisable within 60 days of October 21, 2025. Also includes 549,168 shares of Common Stock subject to exercisable warrants held by EDGE Global. Mr. Matrai and Mr. Jensen are co-owners of EDGE Global. Mr. Jensen disclaims beneficial ownership of the shares held by EDGE Global except to the extent of his pecuniary interest therein. The business address of EDGE Global is 210 Locust Street, Philadelphia, PA 19106.
(11)	Consists of 22,424,420 shares of Common Stock, 1,200 shares of Common Stock held by the Beacon Group AS, 1,297,464 warrants, which are exercisable into an equal number of shares of Common Stock, 549,168 shares of Common Stock held by EDGE Global, 833,333 shares of Common Stock subject to RSUs that are vested and not settled as of October 21, 2025 and 1,888,534 shares of Common Stock subject to stock options which are vested and exercisable within 60 days of October 21, 2025.
(12)	Consists of 27,959,500 shares of Common Stock. The business address of Trina Solar (Schweiz) AG is Birkenweg 4, Wallisellen, Switzerland 8304.
(13)	Consists of 4,186,840 shares of Common Stock and 6,964,517 warrants, which are exercisable into an equal number of shares of Common Stock, held by Alussa Energy Sponsor LLC. The business address of Alussa Energy Sponsor LLC is 251 Little Falls Drive, Wilmington, Delaware 19808.
(14)	Includes 13,463,268 shares of Common Stock and 355,465 warrants, which are exercisable into shares of Common Stock, held by Encompass Capital Advisors LLC by virtue of its position as the subadvisor to certain funds and the investment manager to certain other funds. Encompass Capital Advisors Partners LLC and Todd Jason Kantor, as the managing member of Encompass Capital Advisors LLC, may be deemed to beneficially own the securities beneficially owned by Encompass Capital Advisors LLC. The address of the foregoing entities is c/o Encompass Capital Advisors LLC, 200 Park Avenue, 16th Floor, New York, NY 10166.
(15)	Includes 11,554,754 shares of Common Stock, which reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by certain operating units (collectively, the “MS Reporting Units”) of Morgan Stanley and its subsidiaries and affiliates (collectively, “MS”). This does not reflect securities, if any, beneficially owned by any operating units of MS whose ownership of securities is disaggregated from that of the MS Reporting Units in accordance with the Securities and Exchange Commission Release. The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Capital Services LLC, a wholly-owned subsidiary of Morgan Stanley. The address of the foregoing entities is 1585 Broadway New York, NY 10036.
(16)	The foregoing information is based solely on the information on Schedules 13D and 13G (or their respective amendments) filed with the SEC.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

Any proposal or proposals by a stockholder intended to be included in the proxy statement and form of proxy relating to the Company’s 2026 annual meeting of stockholders must comply with the procedures set forth in Rule 14a-8 under the Securities and Exchange Act of 1934 (the “Exchange Act”). To be eligible for inclusion, your proposal(s) must be received by the Company at its principal executive offices, no later than January 23, 2026, which is 120 days before the anniversary of the date the proxy statement of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) was mailed to stockholders in connection with the 2025 Annual Meeting. Proposals should be sent to the Corporate Secretary of the Company at its principal executive offices, 1211 E 4th St., Austin, Texas 78702. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2026 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

A stockholder who wishes to submit a proposal or nominate a candidate to serve as a director for consideration at the 2026 annual meeting of stockholders outside the processes of Rule 14a-8 under the Exchange Act must timely deliver a written notice in accordance with the requirements, including eligibility and information required in such notice, set forth in the Company’s Amended and Restated Bylaws. Stockholders who intend to solicit proxies in support of director nominees other than our nominees must also provide timely notice that sets forth the information required by Rule 14a-19 under the Exchange Act relating to universal proxy.

To provide timely stockholder notice pursuant to the Company’s Amended and Restated Bylaws, such written notice must be received by the Corporate Secretary of the Company at its principal executive offices, 1211 E 4th St., Austin, Texas 78702, no later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary date of the prior year’s annual meeting of stockholders. This means that the written notice must be received no earlier than the close of business on March 27, 2026, nor later than the close of business on April 26, 2026. In the event that the 2026 annual meeting of stockholders is scheduled for more than 30 days before, or more than 60 days following, June 25, 2026 (the anniversary of the 2025 Annual Meeting), the written notice by the stockholder must be delivered no later than the close of business on the 90th day prior to such annual meeting of stockholders and no later than the close of business on the later of the 60th day prior to such annual meeting of stockholders or, if the first public announcement of the date of such annual meeting of stockholders is less than 100 days prior to the date of such annual meeting of stockholders, the 10th day following the day on which public announcement of the date of such annual meeting of stockholders is first made by the Company.

FORWARD-LOOKING STATEMENTS

All statements, other than statements of present or historical fact included in this proxy statement, including, without limitation, the timing of the Convertible Note share issuance, the potential dilutive effects of the Convertible Note share issuance, increase in the authorized share capital and the potential for the interest rate to increase if we do not receive shareholder approval are forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside T1 Energy’s control and are difficult to predict. Additional information about factors that could materially affect T1 Energy is set forth under the “Risk Factors” section in T1 Energy’s Annual Report on Form 10-K for the year ended December 31, 2024, and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, T1 Energy disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this proxy statement. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

T1 Energy intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on T1 Energy’s investor relations website (https://ir.t1energy.com/overview/default.aspx) and our news site (https://ir.t1energy.com/ir-news/press-releases/). T1 Energy also intends to use certain social media channels, including, but not limited to, our X account (https://x.com/T1_Energy), our LinkedIn account (https://www.linkedin.com/company/t1energy), and our Instagram account (https://www.instagram.com/t1_energy/), as well as Daniel Barcelo’s X account (https://x.com/danielbarcelo), LinkedIn account (https://www.linkedin.com/in/daniel-barcelo) and Instagram account (https://www.instagram.com/danbarcelo/), as means of communicating with the public and investors about T1 Energy, its progress, products and other matters. While not all the information that T1 Energy posts to its digital platforms may be deemed to be of a material nature, some information may be. As a result, T1 Energy encourages investors and others interested to review the information that it posts and to monitor such portions of T1 Energy’s website and social media channels on a regular basis, in addition to following T1 Energy’s press releases, SEC filings, and public conference calls and webcasts. The contents of T1 Energy’s website and other social media channels shall not be deemed incorporated by reference in any filing under the Securities Act.

INFORMATION INCORPORATED BY REFERENCE

Certain information has been “incorporated by reference” into this proxy statement, which means that we have disclosed important information to you by referring you to another document filed separately with the SEC. The documents incorporated by reference into this proxy statement contain important information that you should read about us.

The following documents are incorporated by reference into this proxy statement:

●	Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025 and April 30, 2025, respectively;

●	Quarterly Reports on Form 10-Q and Form 10-Q/A for the quarterly period ended March 31, 2025, filed with the SEC on May 15, 2025 and August 18, 2025, respectively, and for the quarterly period ended June 30, 2025 filed with the SEC on August 19, 2025; and

●	Current Reports on Form 8-K and Form 8-K/A, as applicable, filed with the SEC on February 10, 2025, February 14, 2025, February 19, 2025, March 4, 2025, March 10, 2025, March 14, 2025, April 9, 2025, April 28, 2025, May 1, 2025, May 15, 2025, June 26, 2025, July 3, 2025, August 14, 2025, August 15, 2025, August 18, 2025, August 20, 2025, September 4, 2025, September 5, 2025, September 11, 2025, October 22, 2025, October 23, 2025 and October 24, 2025.

In addition, all reports and other documents that we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this proxy statement and prior to the Special Meeting will be deemed to be incorporated by reference into this proxy statement and to be part of this proxy statement from the date of the filing of such reports and documents. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference in this proxy statement. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Documents incorporated by reference are also available, without charge. You may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone at the following address:

T1 Energy Inc.

1211 E 4th St.

Austin, Texas 78702

THE PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY OFFER OR SOLICITATION IN THAT JURISDICTION. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS PROXY STATEMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

WE HAVE NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE PROPOSALS FOR US THAT IS DIFFERENT FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. WE ARE NOT RESPONSIBLE FOR, AND CAN PROVIDE NO ASSURANCES AS TO THE RELIABILITY OF, ANY INFORMATION OTHER THAN THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Special Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Daniel Barcelo
Daniel Barcelo
Chief Executive Officer and Chairman of the Board of Directors

October 24, 2025
Austin, Texas

ANNEX A — CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF
T1 ENERGY INC.

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
T1 ENERGY INC.

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

T1 Energy Inc., a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

FIRST: The Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by adding the following Article FIFTH:

FIFTH:

(a) Certain Definitions. For purposes of this Article FIFTH, references to the following terms shall have the meanings indicated:

(1) “Affiliate” of any Person means another Person that directly or indirectly through one of more intermediaries Controls, is Controlled by or is under common Control with, such first Person.

(2) “Agent” means an agent designated by the Board of Directors.

(3) “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled” and “under common Control with” have correlative meanings.

(4) “Corporation Group Securities” means (i) Corporation Securities and (ii) any other interests of a member of the Corporation Group designated as stock by the Board of Directors as disclosed in a United States Securities and Exchange Commission (the “SEC”) filing by the Corporation, including subsidiaries of the Corporation.

(5) “Corporation Securities” means (i) shares of common stock in the Corporation, (ii) shares of preferred stock in the Corporation and (iii) any other interest designated as “stock” of the Corporation by the Board of Directors, as disclosed in an SEC filing by the Corporation.

(6) “Excess Securities” means Corporation Securities that are the subject of the Prohibited Transfer.

(7) “Foreign-Controlled Entity” has the meaning provided in Section 7701(a)(51)(C) of the Tax Code and any guidance thereunder.

(8) “Foreign-Influenced Entity” has the meaning provided in Section 7701(a)(51)(D) of the Tax Code and any guidance thereunder.

(9) “Percentage Stock Ownership” means the greater of (i) the percentage stock ownership interest in the Corporation of any Person for purposes of Section 7701(a)(51) of the Tax Code (including any guidance published thereunder) or (ii) the percentage of Corporation shares or other equity interests which any Person is considered to own as a “beneficial owner” of such shares or other equity interests, as that term is defined pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (the “Exchange Act”), as such rule may be amended or modified from time to time, or any successor rule thereto.

(10) “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity, provided, that, for all purposes of this Article FIFTH, any group of such “Persons” having a formal or informal understanding among themselves to make a coordinated acquisition of stock that are required to report their beneficial ownership together under Rule 13d-3 of the Exchange Act shall be treated as a “Person,” and references to any Person shall include any successor (by merger or otherwise) of any such Person.

(11) “Prohibited Distributions” means any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities received by a Purported Transferee.

(12) “Proposed Transaction” has the meaning provided for in section (e)(1) of this Article FIFTH.

(13) “Prohibited Transfer” means any purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article FIFTH.

(14) “Purported Transferee” has the meaning provided for in section (d) of this Article FIFTH.

(15) “Specified Foreign Entity” has the meaning provided in Section 7701(a)(51)(B) of the Tax Code and any guidance thereunder (including, for the avoidance of doubt, any Foreign-Controlled Entity).

(16) “Substantial Shareholder” means a Specified Foreign Entity with a Percentage Stock Ownership of 4.9% or more.

(17) “Tax Benefit” means eligibility to claim tax credits determined under Section 45X, 45Y, 48C, 48D, or 48E of the Tax Code, or any successor tax credits.

(18) “Tax Code” means the Internal Revenue Code of 1986, as amended from time to time.

(19) “Transfer” means the acquisition, directly, indirectly or constructively, of ownership of Corporation Securities by any means, including, without limitation, (i) the creation or grant of any pledge (or other security interest), right or option with respect to Corporation Securities, (ii) the exercise of any such pledge, right or option, or (iii) any other transaction treated under the applicable rules under Section 7701(a)(51) of the Tax Code as a direct, indirect or constructive acquisition (including the acquisition of an ownership interest in a Substantial Shareholder), provided, that “Transfer” shall not include any such acquisition unless, as a result, there would be an increase in any Person’s Percentage Stock Ownership.

(20) “Treasury Regulations” shall mean the regulations promulgated under the Tax Code.

(b) Purpose. To ensure the availability of certain tax credits, benefits and attributes for the benefit of the Corporation, its Affiliates and its shareholders, the Corporation hereby establishes certain limits on the ownership and control of the Corporation by Specified Foreign Entities to prevent the Corporation from becoming a Foreign-Influenced Entity. At no time shall any Specified Foreign Entity be permitted to be a Substantial Shareholder in the Corporation unless permitted by the Board of Directors pursuant to the provisions of this Article FIFTH.

(c) Implementation. The Corporation is authorized to effect any and all measures and to make any and all determinations reasonably necessary or desirable (consistent with applicable laws, this Amended and Restated Certificate of Incorporation and the Bylaws) to fulfill the purpose and implement the provisions of this Article FIFTH, including without limitation: (a) requiring the owner(s) of shares of Corporation Securities to confirm and/or provide evidence that he, she or it is not a Specified Foreign Entity and suspending voting, dividend and other distribution rights with respect to any shares held by such owner(s) until such confirmation and/or evidence is received; (b) maintaining the share transfer records of the Corporation in such a manner so that the percentage of any class of shares of Corporation Securities that is owned by Specified Foreign Entities can be determined and confirmed; and (c) obtaining, as a condition precedent to the transfer on the records of the Corporation, representations, citizenship certificates and/or other evidence as to the identity and citizenship status from all transferees (and from any recipient upon original issuance) of any shares and, if such transferee (or recipient) is acting as a fiduciary or nominee for another owner, such other owner, and the registration of transfer (or original issuance) shall be denied upon refusal of such transferee (or recipient) to make such representations and/or furnish such citizenship certificates or other evidence. The Corporation is authorized to take such other ministerial actions or make such interpretations as it may deem necessary or advisable in order to implement the purpose and the policy set forth in part (c) of this Article FIFTH.

(1) The Board of Directors or any committee thereof shall have the power to interpret or determine in its sole discretion all matters necessary for assessing compliance with this Article FIFTH, including, without limitation, (i) the identification of Substantial Shareholders, (ii) whether a Transfer is a Prohibited Transfer, (iii) whether to exempt a Transfer from the restrictions of section (d) of this Article FIFTH, (iv) the Percentage Stock Ownership of any Substantial Shareholder, (v) whether an instrument constitutes a Corporation Group Security, (vi) the amount (or fair market value) due to a Purported Transferee pursuant to clause (2) of section (f) of this Article FIFTH, and (vii) any other matters which the Board of Directors or such committee determines to be relevant; and the good faith determination of the Board of Directors or such committee on such matters shall be conclusive and binding for all the purposes of this Article FIFTH.

(2) In addition, the Board of Directors or any committee thereof may, to the extent permitted by law, from time to time establish, modify, amend or rescind bylaws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article FIFTH or Section 7701(a)(51) of the Tax Code for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the tax benefits and for the application, administration and implementation of this Article FIFTH.

(3) In the case of an ambiguity in the application of any of the provisions of this Article FIFTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions. In the event this Article FIFTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors or any committee thereof shall have the power to determine the action to be taken. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors shall be conclusive and binding on the Corporation, the Agent and all other parties for all other purposes of this Article FIFTH. The Board of Directors may delegate all or any portion of its duties and powers under this Article FIFTH to a committee of the Board of Directors as it deems necessary or advisable, and, the Board of Directors and such committee may exercise the authority granted by this Article FIFTH through duly authorized officers or agents of the Corporation. Nothing in this Article FIFTH shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

(d) Restrictions on Transfer. Any attempted Transfer of Corporation Securities shall be void ab initio and ineffective as against the Corporation insofar as it purports to transfer ownership or rights in respect of such stock to the purported transferee of a Prohibited Transfer (a “Purported Transferee”) to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person shall become a Substantial Shareholder or (2) the Percentage Stock Ownership interest of any Substantial Shareholder shall be increased.

(e) Exceptions. The restrictions set forth in section (d) of this Article FIFTH shall not apply to an attempted Transfer if such Transfer is made as part of certain transactions approved by the Board of Directors in accordance with section (e)(1) of this Article FIFTH.

(1) The restrictions contained in this Article FIFTH are for the purposes of reducing the risk that any acquisition of shares of the Corporation stock by a Specified Foreign Entity may limit or eliminate the Corporation’s ability to utilize or be eligible for its tax benefits. In connection therewith, and to provide for effective enforcement of these provisions, any Person that desires to acquire Corporation Securities in an otherwise Prohibited Transfer (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not authorize the Proposed Transaction in accordance with this section (e)(1) of this Article FIFTH. A Request shall be mailed or delivered to the Secretary of the Corporation at the Corporation’s principal place of business. Such Request shall be deemed to have been received by the Corporation when actually received by the Corporation. A Request shall include: (1) the name, address and telephone number of the Requesting Person; (2) the Percentage Stock Ownership then beneficially owned by the Requesting Person (without regard to the ownership of Corporation Group Securities in any subsidiary of the Corporation) and the then number and percentage (by class) of any Corporation Group Securities in any subsidiary of the Corporation beneficially owned by the Requesting Person; (3) a reasonably detailed description of the Proposed Transaction or Proposed Transactions for which the Requesting Person seeks authorization; and (4) a request that the Board of Directors authorize the Proposed Transaction or Proposed Transactions, as applicable, pursuant to this section (e)(1) of this Article FIFTH. The Board of Directors shall respond to each Request within 20 business days of receiving such Request, and the failure of the Board of Directors to respond during such 20 business day period shall be deemed to be a rejection of the Transfer; provided, that, the Board of Directors may respond by requesting additional information, indicating it requires additional time to consider the Request or in another reasonable manner. Any determination or deemed determination by the Board of Directors not to authorize a Proposed Transaction shall cause such Proposed Transaction to continue to be treated as a Prohibited Transfer. The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with authorizing any Proposed Transaction, including requiring an affidavit or representations from such Requesting Person or opinions of counsel to be rendered by counsel selected by the Requesting Person (and reasonably acceptable to the Board of Directors), in each case, as to such matters as the Board of Directors may reasonably determine with respect to the preservation of the tax benefits. Any Requesting Person who makes a Request to the Board of Directors shall reimburse the Corporation, within 30 days of demand therefor, for all reasonable out-of-pocket costs and expenses incurred by the Corporation with respect to evaluating the Proposed Transaction of such Requesting Person, including, without limitation, the Corporation’s reasonable costs and expenses incurred in determining whether to authorize the Proposed Transaction, which costs may include, but are not limited to, any reasonable expenses of counsel and/or tax advisors engaged by the Board of Directors to advise the Board of Directors or deliver an opinion thereto. The Board of Directors may require, as a condition to its consideration of the Request, that the Requesting Person execute an agreement in form and substance reasonably satisfactory to the Corporation providing for the reimbursement of such costs and expenses. Any authorization of the Board of Directors hereunder may be given prospectively or retroactively.

(2) The Board of Directors may determine that the restrictions set forth in section (d) of this Article FIFTH shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including a Request pursuant to this section (e) of this Article FIFTH, subject to any conditions that it deems reasonable and appropriate in connection therewith. Any determination of the Board of Directors hereunder may be made prospectively or retroactively.

(3) The Board of Directors or any committee appointed by the Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article FIFTH through duly authorized officers or agents of the Corporation.

(4) Notwithstanding anything to the contrary in this Article FIFTH, the restrictions contained in this Article FIFTH shall not apply to Trina Solar (Schweiz) AG and its Affiliates.

(f) Suspension of Voting, Dividend and Other Distribution Rights of Specified Foreign Entity or Foreign-Controlled Entity Owned Shares. No officer, employee or agent of the Corporation shall record any Prohibited Transfer, and the Purported Transferee shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Excess Securities. The Corporation shall determine which shares Owned by Specified Foreign Entity constitute the Excess Securities. The determination of the Corporation as to which shares constitute Excess Securities shall be conclusive. Shares deemed to constitute Excess Securities shall (until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer) not be accorded any rights of shareholders of the Corporation, including, without limitation, any voting rights or rights to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, such Corporation Securities shall cease to be Excess Securities. For this purpose, any transfer of Excess Securities not in accordance with the provisions of this section (f) of this Article FIFTH shall also be a Prohibited Transfer.

(1) If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer pursuant to section (d) of this Article FIFTH, then, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to the Agent. The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (over the NYSE or other national securities exchange on which Corporation Securities may be traded, if possible, or otherwise privately); provided, however, that the Agent shall use reasonable efforts to effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for Corporation Securities or otherwise would adversely affect the value of Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain all or a portion of such sales proceeds to the extent not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to section (f)(2) of this Article FIFTH if the Agent rather than the Purported Transferee had resold the Excess Securities.

(2) The Agent shall apply any proceeds or any other amounts received by it in accordance with section (f)(1) of this Article FIFTH as follows: (A) first, such amounts shall be paid to the Agent to the extent necessary to cover its reasonable costs and expenses incurred in connection with its duties hereunder; (B) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or in the case of any Prohibited Transfer by gift, devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, calculated on the basis of the closing market price for Corporation Securities on the day before the Prohibited Transfer; and (C) third, any remaining amounts, subject to the limitations imposed by the following proviso, shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Tax Code (or any comparable successor provision) selected by the Board of Directors. The recourse of any Purported Transferee in respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (B) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this section (f) of this Article FIFTH inure to the benefit of the Corporation.

(3) In the event of any Transfer that does not involve a transfer of Corporation Securities within the meaning of the laws of Delaware, but that would cause a Substantial Shareholder to violate any restriction on Transfer provided for in section (d) of this Article FIFTH, the application of sections (f)(1) and (f)(2) of this Article FIFTH shall be modified as described in this section (f)(3) of this Article FIFTH. In such case, no such Substantial Shareholder shall be required to dispose of any interest that is not a Corporation Security, but such Substantial Shareholder and/or any Person whose ownership of Corporation Securities is attributed to or taken into account with respect to such Substantial Shareholder shall, in the case of section (f)(1) of this Article FIFTH, be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such Substantial Shareholder, following such disposition, not to be in violation of this Article FIFTH. Such disposition or process shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in sections (f)(1) and f(2) of this Article FIFTH, except that the maximum aggregate amount payable either to such Substantial Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value (determined in accordance with section (f)(2) of this Article FIFTH) of such Excess Securities at the time of the purported Transfer. All such reasonable expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such Substantial Shareholder or such other Person. The purpose of this section (f)(3) of this Article FIFTH is to extend the restrictions in sections (d) and (f)(1) of this Article FIFTH to situations in which there is a Prohibited Transfer without a direct Transfer of Securities, and this section (f)(3) of this Article FIFTH, along with the other provisions of this Article FIFTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

(4) If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within 30 days from the date on which the Corporation makes a written demand pursuant to section (f)(1) of this Article FIFTH, then the Corporation shall use its best efforts to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this section (f)(4) of this Article FIFTH shall (A) be deemed to be inconsistent with any Transfer of the Excess Securities provided in this Article FIFTH to be void ab initio, or (B) preclude the Corporation in its discretion from immediately instituting legal proceedings without a prior demand. The Board of Directors or a committee thereof may authorize such additional actions as it deems advisable to give effect to the provisions of this Article FIFTH.

(5) The Corporation shall make the written demand described in section (f)(1) of this Article FIFTH within 30 days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities; provided, however, that, if the Corporation makes such demand at a later date, the provisions of this Article FIFTH shall apply nonetheless. No failure by the Corporation to act within the time periods set forth in section (f) of this Article FIFTH shall constitute a waiver or loss of any right of the Corporation under this Article FIFTH.

(g) Redemption of Excess Securities. Instead of applying the provisions set forth in section (f) of this Article FIFTH, the Corporation shall have the power, but not the obligation, to redeem any Excess Securities subject to the following terms and conditions:

(1) the Corporation shall pay a redemption price per share for the Excess Securities to be redeemed equal to the closing market price for Corporation Securities on the day before the Prohibited Transfer;

(2) the redemption price shall be paid in U.S. Dollars;

(3) the Corporation shall give a notice of redemption by first class mail, postage prepaid, mailed not less than ten calendar days prior to the redemption date to each holder of record of the Excess Securities to be redeemed, at such holder’s address as the same appears on the share transfer records of the Corporation (or, in the absence of such address in the transfer records of the Corporation, at such other address as the Corporation may determine in its sole discretion). Each such notice shall state (i) the redemption date, (ii) the number of Excess Securities to be redeemed from such holder, and (iii) the redemption price per Excess Share and the manner of payment thereof;

(4) from and after the redemption date and upon payment by the Corporation of the redemption price the Excess Securities shall no longer be deemed to be outstanding and all rights of the holders thereof as stockholders of the Corporation shall cease; and

(5) such other terms and conditions as the Board of Directors of Directors may determine in its sole discretion.

(h) Obligation to Provide Information. Any Person that is a beneficial, legal or record holder of Corporation Securities, and any proposed transferor or transferee and any Person controlling, controlled by or under common control with the proposed transferor or transferee, shall as and to the extent reasonably requested in writing by the Corporation, use commercially reasonable efforts promptly to provide such information that the Corporation may request as may be necessary from time to time in order to determine compliance with this Article FIFTH or the status of the tax benefits. For the avoidance of doubt, notwithstanding anything to the contrary in this section (h) of this Article FIFTH, in no event will any Person have any obligation to provide any such information that such Person determines, in its reasonable judgment, it is legally or contractually prohibited from disclosing; provided, that the Board of Directors may decline to authorize a Proposed Transaction, notwithstanding any provision of section (e)(1) of this Article FIFTH to the contrary, if any Requesting Person does not provide any information reasonably requested by the Corporation.

(i) NYSE Transactions. Nothing in this Article FIFTH shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange (then registered as such pursuant to section 6 of the Exchange Act) or automated interdealer quotation system for so long as any class or series of the capital stock of the Corporation is listed on the NYSE or on such exchange or traded through such system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of this Article FIFTH and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article FIFTH.

(j) Severability. Each provision of this Article FIFTH is intended to be severable from every other provision. If any one or more of the provisions contained in this Article FIFTH is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of any other provision of this Article FIFTH of this Amended and Restated Certificate of Incorporation or of any other provision of the Amended and Restated Certificate of Incorporation shall not be affected, and such other provisions shall be construed as if the provisions held to be invalid, illegal or unenforceable had been reformed to the extent required to be valid, legal and enforceable.

(k) Legend; Notation. The Board of Directors may require that any certificates representing shares of Corporation Securities shall contain a conspicuous legend in substantially the following form, or as may otherwise be determined by the Board of Directors, evidencing the restrictions set forth in this Article FIFTH:

“THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS THE SAME MAY BE AMENDED AND RESTATED FROM TIME TO TIME (THE “AMENDED AND RESTATED CERTIFICATE OF INCORPORATION”), CONTAINS CERTAIN RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION) OF CORPORATION SECURITIES (AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION) WITHOUT THE PRIOR AUTHORIZATION OF THE CORPORATION’S BOARD OF DIRECTORS OF DIRECTORS IN ACCORDANCE WITH THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IF SUCH TRANSFER MAY AFFECT THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 7701(a)(51) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A “SUBSTANTIAL SHAREHOLDER” AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. A COMPLETE AND CORRECT COPY OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION SHALL BE FURNISHED FREE OF CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

The Corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article FIFTH for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system, and the Corporation shall provide notice of the restrictions on transfer and ownership to holders of uncertificated shares in accordance with applicable law.

SECOND: Article 4(a) of the Corporation's Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

FOURTH: (a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is five hundred ten million (510,000,000) shares of capital stock, consisting of (i) five hundred million (500,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of the Corporation in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in the certificate of incorporation of the Corporation, the only stockholder approval required shall be the affirmative vote of a majority of the voting power of the Common Stock and the Preferred Stock so entitled to vote, voting together as a single class.

THIRD: Prior Articles FIFTH through THIRTEENTH shall now each be renumbered as Articles SIXTH through FOURTEENTH of the Amended and Restated Certificate of Incorporation.

FOURTH: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall become effective at [●] am Eastern Time on [●], 2025.

IN WITNESS WHEREOF, T1 Energy, Inc. has caused this Certificate to be duly executed in its corporate name this [●] day of [December], [2025].

T1 ENERGY INC.

By:
Name:
Title:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V80564 - S23079 For Against Abstain T1 ENERGY INC. 1211 E 4TH ST. AUSTIN, TX 78702 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information . Vote by 11 : 59 p . m . Eastern Time on December 2 , 2025 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www.virtualshareholdermeeting.com/TE2025SM You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial, 51 Mercedes Way, Edgewood, NY 11717 . T1 ENERGY INC. Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . 1. The issuance of 17,918,460 shares of Common Stock of T1 Energy Inc. (the “Company”), par value $0.01 (“Common Stock”), issuable pursuant to the conversion of the Convertible Note Instrument (as defined in the Proxy Statement) 2. To approve an amendment to our Certificate of Incorporation, as amended and restated on February 19, 2025 (“Certificate of Incorporation”) that will establish limits on the foreign ownership of our capital stock to facilitate our compliance with applicable U.S. tax laws The Board of Directors recommends you vote FOR Proposals 1, 2 and 3: NOTE: Such other business as may properly come before the meeting and any postponement or adjournment thereof. O O O O O O 3. To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from O O O 355,000,000 shares to 500,000,000 shares SCAN TO VIEW MATERIALS & VOTE ڀ

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com . V80565 - S23079 Special Meeting of Stockholders of T1 ENERGY INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoint(s) Daniel Barcelo, Joseph Evan Calio and Michael Holland as proxy holders, each with full power of substitution, to represent and to vote as designated on the reverse side, all the shares of T 1 ENERGY INC . that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held in virtual - only meeting format at 12 : 00 p . m . , Eastern Time on December 3 , 2025 , via www . virtualshareholdermeeting . com/TE 2025 SM and any postponement or adjournment thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted FOR Proposals 1 , 2 and 3 , and in accordance with the discretion of the named proxy holders on any other matters that may properly come before the Special Meeting and any postponement or adjournment thereof . CONTINUED AND TO BE SIGNED ON REVERSE SIDE